EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE				Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2005				February-05	March-05	April-05	May-05	June-05
SUMMARY
	Initial Balance	Ending Balance	Note Factor	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)
Class A-1 Notes	425,000,000.00	—	—	74,244,777.11	33,870,898.01	42,922,711.21	31,716,972.65	29,473,795.43
Class A-2 Notes	420,000,000.00	335,660,250.37	0.7991911	—	—	—	—	—
Class A-3 Notes	485,000,000.00	485,000,000.00	1.0000000	—	—	—	—	—
Class A-4 Notes	170,000,000.00	170,000,000.00	1.0000000	—	—	—	—	—
Certificates	185,393,258.00	185,393,258.00	1.0000000	—	—	—	—	—

Total	$1,685,393,258.00	$1,176,053,508.37		$74,244,777.11	$33,870,898.01	$42,922,711.21	$31,716,972.65	$29,473,795.43

Total Sec. Value	$1,685,393,258.00	$1,209,761,374.37

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment

Class A-1 Notes			2.9850%	634,312.50	872,503.62	788,249.76	704,195.50	602,583.54
Class A-2 Notes			3.5200%	739,200.00	1,232,000.00	1,232,000.00	1,232,000.00	1,232,000.00
Class A-3 Notes			3.8200%	926,350.00	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67
Class A-4 Notes			3.9400%	334,900.00	558,166.67	558,166.67	558,166.67	558,166.67

Total				2,634,762.50	4,206,586.95	4,122,333.09	4,038,278.83	3,936,666.88

COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				64,411,085.63	30,039,978.74	36,299,576.16	27,447,687.13	26,208,542.86
Sales Proceeds — Early Terminations				15,251,517.74	9,245,344.54	11,889,586.73	12,020,896.40	9,494,276.53
Sales Proceeds — Scheduled Terminations				—	—	—	843,062.99	3,062,125.47
Security Deposits for Terminated Accounts				30,925.00	21,800.00	36,550.00	43,250.00	27,224.00
Excess Wear and Tear Received				—	—	2,649.74	10,132.13	12,749.03
Excess Mileage Charges Received				—	412.00	10,045.25	29,528.65	56,434.88
Other Recoveries Received				—	6,485.00	41,931.00	77,673.81	69,802.00

Subtotal: Total Collections				79,693,528.37	39,314,020.28	48,280,338.88	40,472,231.11	38,931,154.77

Repurchase Payments				—	—	—	—	—
Postmaturity Term Extension				—	—	—	153,973.31	925,707.20
Investment Earnings on Collection Account				—	126,943.93	105,046.04	112,229.65	103,786.42

Total Available Funds, prior to Servicer Advances				79,693,528.37	39,440,964.21	48,385,384.92	40,738,434.07	39,960,648.39

Servicer Advance				—	—	—	—	—

Total Available Funds				79,693,528.37	39,440,964.21	48,385,384.92	40,738,434.07	39,960,648.39

Reserve Account Draw				—	—	—	—	—

Available for Distribution				79,693,528.37	39,440,964.21	48,385,384.92	40,738,434.07	39,960,648.39

DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—
Servicing Fee Due in Current Period				2,808,988.76	1,358,479.25	1,335,340.62	1,305,336.15	1,280,288.14
Servicing Fee Shortfall				—	—	—	—	—
Administration Fee
Administration Fee Shortfall from Prior Periods				—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Administration Fee Shortfall				—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes				—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				634,312.50	872,503.62	788,249.76	704,195.50	602,583.54
Interest Due in Current Period Class A-2 Notes				739,200.00	1,232,000.00	1,232,000.00	1,232,000.00	1,232,000.00
Interest Due in Current Period Class A-3 Notes				926,350.00	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67
Interest Due in Current Period Class A-4 Notes				334,900.00	558,166.67	558,166.67	558,166.67	558,166.67
Interest Shortfall Class A-1 Notes				—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—
Interest Shortfall Class A-4 Notes				—	—	—	—	—
First Priority Principal Distribution Amount				—	—	—	—	—
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—
Regular Principal Paid to Noteholders				74,244,777.11	33,870,898.01	42,922,711.21	31,716,972.65	29,473,795.43
Other Amounts paid to Trustees				—	—	—	—	—

Remaining Available Funds				—	—	—	3,672,846.44	5,264,897.94

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2005	February-05	March-05	April-05	May-05	June-05

CALCULATIONS

Calculation of First Priority Principal Distribution Amount:
Outstanding Principal Amount of the Notes (Beg. Of Collection Period)	1,500,000,000.00	1,425,755,222.89	1,391,884,324.88	1,348,961,613.67	1,317,244,641.02
Less: Aggregate Securitization Value (End of Collection Period)	(1,630,175,094.69)	(1,602,408,747.68)	(1,566,403,375.13)	(1,536,345,765.02)	(1,506,871,969.59)

First Priority Principal Distribution Amount (not less than zero)	—	—	—	—	—

Calculation of Regular Principal Distribution Amount:
Outstanding Principal Amount of the Notes (Beg. Of Collection Period)	1,500,000,000.00	1,425,755,222.89	1,391,884,324.88	1,348,961,613.67	1,317,244,641.02
Less: First Priority Principal Distribution Amount	—	—	—	—	—
Less: Targeted Note Balance	(1,411,073,970.69)	(1,383,307,623.68)	(1,347,302,251.13)	(1,317,244,641.02)	(1,287,770,845.59)

Regular Principal Distribution Amount	88,926,029.31	42,447,599.21	44,582,073.75	31,716,972.65	29,473,795.43

Calculation of Targeted Note Balance:
Aggregate Securitization Value (End of Collection Period)	1,630,175,094.69	1,602,408,747.68	1,566,403,375.13	1,536,345,765.02	1,506,871,969.59
Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)

Targeted Note Balance	1,411,073,970.69	1,383,307,623.68	1,347,302,251.13	1,317,244,641.02	1,287,770,845.59

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances	79,693,528.37	39,440,964.21	48,385,384.92	40,738,434.07	39,960,648.39
Less: Payment Date Advance Reimbursement	—	—	—	—	—
Less: Servicing Fees Paid	2,808,988.76	1,358,479.25	1,335,340.62	1,305,336.15	1,280,288.14
Less: Administration Fees Paid	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders	2,634,762.50	4,206,586.95	4,122,333.09	4,038,278.83	3,936,666.88
Less: 1st Priority Principal Distribution	—	—	—	—	—

Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	74,244,777.11	33,870,898.01	42,922,711.21	35,389,819.09	34,738,693.37
Monthly Lease Payments Due on Included Units but not received	N/A	N/A	N/A	N/A	N/A

Servicer Advance	—	—	—	—	—

Total Available Funds after Servicer Advance	74,244,777.11	33,870,898.01	42,922,711.21	35,389,819.09	34,738,693.37

Reserve Account Draw Amount	—	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—	—	—
Payment Date Advance Reimbursement	—	—	—	—	—
Additional Payment Advances for current period	—	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—	—

RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58
Initial Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58

Beginning Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58
Plus: Net Investment Income for the Collection Period	—	33,969.92	37,677.68	41,446.60	41,811.46

Subtotal: Reserve Fund Available for Distribution	16,853,932.58	16,887,902.50	16,891,610.26	16,895,379.18	16,895,744.04
Plus: Deposit of Excess Available Funds	—	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—	—

Subtotal Reserve Account Balance	16,853,932.58	16,887,902.50	16,891,610.26	16,895,379.18	16,895,744.04
Less: Excess Reserve Account Funds to Transferor	—	33,969.92	37,677.68	41,446.60	41,811.46

Equals: Ending Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58

Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—

Current Period Net Residual Losses:	Amounts	Amounts	Amounts	Amounts	Amounts

Aggregate Securitization Value for Scheduled Terminated Units	—	—	—	912,679.34	3,235,452.13
Less: Sales Proceeds for Current Month Scheduled Terminations	—	—	—	(849,562.99)	(3,070,900.47)
Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations	—	—	—	—	(944.00)
Less: Excess Wear and Tear Received	—	—	—	(10,132.13)	(12,749.03)
Less: Excess Mileage Received	—	—	—	(29,528.65)	(56,434.88)

Current Period Net Residual Losses/(Gains)	—	—	—	23,455.57	94,423.75

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	—	—	—	—	23,455.57
Current Period Net Residual Losses	—	—	—	23,455.57	94,423.75

Ending Cumulative Net Residual Losses	—	—	—	23,455.57	117,879.32

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.00%	0.00%	0.00%	0.00%	0.01%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2005		February-05	March-05	April-05	May-05	June-05

POOL STATISTICS	Initial

Collateral Pool Balance Data
Aggregate Securitization Value	1,685,393,258	1,630,175,095	1,602,408,748	1,566,403,375	1,536,345,765	1,506,871,970
Number of Current Contracts	72,157	71,507	71,095	70,539	69,925	69,249
Weighted Average Lease Rate	3.59%	3.58%	3.57%	3.61%	3.55%	3.54%
Average Remaining Term	27.48	25.47	23.86	24.25	21.94	21.14
Average Original Term	42.98	42.97	42.96	43.61	42.95	42.95
Monthly Prepayment Speed		82.81%	81.14%	98.00%	96.32%	89.89%

		Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value

Pool Balance (Securitization Value) - Beginning of Period		1,685,393,259	1,630,175,095	1,602,408,748	1,566,403,375	1,536,345,765
Depreciation/Payments		(40,939,759)	(19,068,636)	(24,419,958)	(17,231,483)	(15,985,245)
Gross Credit Losses		(18,127)	(119,246)	(644,371)	(550,645)	(576,494)
Early Terminations		(14,260,279)	(8,578,464)	(10,941,043)	(11,208,829)	(8,750,897)
Scheduled Terminations		—	—	—	(912,679)	(3,235,452)
Repurchase/Reallocation		—	—	—	(153,973)	(925,707)

Pool Balance - End of Period		1,630,175,095	1,602,408,748	1,566,403,375	1,536,345,765	1,506,871,970

Delinquencies Aging Profile — End of Period Securitization Value
Current		1,621,476,424	1,594,787,424	1,555,586,030	1,525,533,601	1,494,182,100
31 - 90 Days Delinquent		8,512,491	6,743,998	9,722,670	9,775,516	11,660,725
90+ Days Delinquent		186,180	877,326	1,094,676	1,036,648	1,029,145

Total		1,630,175,095	1,602,408,748	1,566,403,375	1,536,345,765	1,506,871,970

Credit Losses:
Aggregate Securitization Value on charged-off units		18,127	119,246	644,371	550,645	576,494
Aggregate Liquidation Proceeds on charged-off units		(476)	(69,536)	(445,017)	(388,946)	(378,837)
Recoveries on charged-off units		—	—	—	—	—

Current Period Aggregate Net Credit Losses/(Gains)		17,651	49,710	199,354	161,699	197,657

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		—	17,651	67,361	266,716	428,415
Current Period Net Credit Losses		17,651	49,710	199,354	161,699	197,657

Ending Cumulative Net Credit Losses		17,651	67,361	266,716	428,415	626,072

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.00%	0.00%	0.02%	0.03%	0.04%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE				Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period	Collection Period	Collection Period Ended:
For the Annual Collection Period ended December 2005				July-05	August-05	September-05	October-05	November-05	December-05	TOTALS
SUMMARY
	Initial Balance	Ending Balance	Note Factor	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)
Class A-1 Notes	425,000,000.00	—	—	48,815,866.55	44,528,560.32	63,520,251.02	46,470,387.23	9,435,780.47	—	425,000,000.00
Class A-2 Notes	420,000,000.00	335,660,250.37	0.7991911	—	—	—	—	32,852,146.70	51,487,602.93	84,339,749.63
Class A-3 Notes	485,000,000.00	485,000,000.00	1.0000000	—	—	—	—	—	—	—
Class A-4 Notes	170,000,000.00	170,000,000.00	1.0000000	—	—	—	—	—	—	—
Certificates	185,393,258.00	185,393,258.00	1.0000000	—	—	—	—	—	—	—

Total	$1,685,393,258.00	$1,176,053,508.37		$48,815,866.55	$44,528,560.32	$63,520,251.02	$46,470,387.23	$42,287,927.17	$51,487,602.93	$509,339,749.63

Total Sec. Value	$1,685,393,258.00	$1,209,761,374.37

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment

Class A-1 Notes			2.9850%	582,194.23	394,243.41	297,073.22	148,337.70	22,689.12	—	5,046,382.59
Class A-2 Notes			3.5200%	1,232,000.00	1,232,000.00	1,232,000.00	1,232,000.00	1,232,000.00	1,135,633.70	12,962,833.70
Class A-3 Notes			3.8200%	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	16,365,516.67
Class A-4 Notes			3.9400%	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	5,916,566.67

Total				3,916,277.56	3,728,326.74	3,631,156.55	3,482,421.03	3,356,772.45	3,237,717.04	40,291,299.63

COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				33,878,026.56	24,775,688.39	29,887,596.91	23,545,003.16	22,194,984.46	22,652,045.56	341,340,215.56
Sales Proceeds — Early Terminations				16,391,808.09	12,659,553.22	14,644,216.97	11,239,713.80	9,874,233.60	11,206,475.67	133,917,623.29
Sales Proceeds — Scheduled Terminations				7,661,252.27	13,635,606.36	23,310,381.76	14,579,953.61	14,634,311.45	21,011,135.32	98,737,829.23
Security Deposits for Terminated Accounts				73,700.00	86,750.00	112,775.00	85,949.00	78,763.30	111,724.00	709,410.30
Excess Wear and Tear Received				48,665.22	64,938.61	70,505.43	90,620.84	77,763.79	105,627.48	483,652.27
Excess Mileage Charges Received				131,909.74	155,620.15	145,541.09	209,052.53	169,074.84	198,738.61	1,106,357.74
Other Recoveries Received				95,755.70	66,411.95	175,235.74	417,443.98	844,042.34	1,840,589.52	3,635,371.04

Subtotal: Total Collections				58,281,117.58	51,444,568.68	68,346,252.90	50,167,736.92	47,873,173.78	57,126,336.16	579,930,459.43

Repurchase Payments				—	—	—	—	—	—	—
Postmaturity Term Extension				1,312,428.70	1,424,799.17	2,307,005.21	2,181,498.20	—	—	8,305,411.79
Investment Earnings on Collection Account				137,487.36	169,488.70	171,636.02	191,161.61	174,709.69	224,380.63	1,516,870.05

Total Available Funds, prior to Servicer Advances				59,731,033.64	53,038,856.55	70,824,894.13	52,540,396.73	48,047,883.47	57,350,716.79	589,752,741.27

Servicer Advance				—	—	—	—	—	—	—

Total Available Funds				59,731,033.64	53,038,856.55	70,824,894.13	52,540,396.73	48,047,883.47	57,350,716.79	589,752,741.27

Reserve Account Draw				—	—	—	—	—	—	—

Available for Distribution				59,731,033.64	53,038,856.55	70,824,894.13	52,540,396.73	48,047,883.47	57,350,716.79	589,752,741.27

DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Servicing Fee Due in Current Period				1,255,726.64	1,215,046.75	1,177,939.62	1,125,006.08	1,086,280.75	1,051,040.81	14,999,473.57
Servicing Fee Shortfall				—	—	—	—	—	—	—
Administration Fee
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	55,000.00
Administration Fee Shortfall				—	—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes				—	—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				582,194.23	394,243.41	297,073.22	148,337.70	22,689.12	—	5,046,382.59
Interest Due in Current Period Class A-2 Notes				1,232,000.00	1,232,000.00	1,232,000.00	1,232,000.00	1,232,000.00	1,135,633.70	12,962,833.70
Interest Due in Current Period Class A-3 Notes				1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	16,365,516.67
Interest Due in Current Period Class A-4 Notes				558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	5,916,566.67
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-4 Notes				—	—	—	—	—	—	—
First Priority Principal Distribution Amount				—	—	—	—	—	—	—
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
Regular Principal Paid to Noteholders				48,815,866.55	44,528,560.32	63,520,251.02	46,470,387.23	42,287,927.17	51,487,602.93	509,339,749.63
Other Amounts paid to Trustees				—	—	—	—	—	—	—

Remaining Available Funds				5,738,162.89	3,561,922.73	2,490,546.94	1,457,582.39	1,311,903.09	1,569,356.01	25,067,218.45

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period	Collection Period	Collection Period Ended:
For the Annual Collection Period ended December 2005	July-05	August-05	September-05	October-05	November-05	December-05	TOTALS

CALCULATIONS

Calculation of First Priority Principal Distribution Amount:
Outstanding Principal Amount of the Notes (Beg. Of Collection Period)	1,287,770,845.59	1,238,954,979.04	1,194,426,418.72	1,130,906,167.70	1,084,435,780.47	1,042,147,853.30
Less: Aggregate Securitization Value (End of Collection Period)	(1,458,056,103.04)	(1,413,527,542.72)	(1,350,007,291.70)	(1,303,536,904.47)	(1,261,248,977.30)	(1,209,761,374.37)

First Priority Principal Distribution Amount (not less than zero)	—	—	—	—	—	—	—

Calculation of Regular Principal Distribution Amount:
Outstanding Principal Amount of the Notes (Beg. Of Collection Period)	1,287,770,845.59	1,238,954,979.04	1,194,426,418.72	1,130,906,167.70	1,084,435,780.47	1,042,147,853.30
Less: First Priority Principal Distribution Amount	—	—	—	—	—	—
Less: Targeted Note Balance	(1,238,954,979.04)	(1,194,426,418.72)	(1,130,906,167.70)	(1,084,435,780.47)	(1,042,147,853.30)	(990,660,250.37)

Regular Principal Distribution Amount	48,815,866.55	44,528,560.32	63,520,251.02	46,470,387.23	42,287,927.17	51,487,602.93	534,257,065.57

Calculation of Targeted Note Balance:
Aggregate Securitization Value (End of Collection Period)	1,458,056,103.04	1,413,527,542.72	1,350,007,291.70	1,303,536,904.47	1,261,248,977.30	1,209,761,374.37
Less: Targeted Overcollateralization Amount (13% of Initial Securitzation Value)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)

Targeted Note Balance	1,238,954,979.04	1,194,426,418.72	1,130,906,167.70	1,084,435,780.47	1,042,147,853.30	990,660,250.37

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances	59,731,033.64	53,038,856.55	70,824,894.13	52,540,396.73	48,047,883.47	57,350,716.79
Less: Payment Date Advance Reimbursement	—	—	—	—	—	—
Less: Servicing Fees Paid	1,255,726.64	1,215,046.75	1,177,939.62	1,125,006.08	1,086,280.75	1,051,040.81
Less: Administration Fees Paid	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders	3,916,277.56	3,728,326.74	3,631,156.55	3,482,421.03	3,356,772.45	3,237,717.04
Less: 1st Priority Principal Distribution	—	—	—	—	—	—

Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	54,554,029.44	48,090,483.05	66,010,797.96	47,927,969.62	43,599,830.26	53,056,958.94
Monthly Lease Payments Due on Included Units but not received	N/A	N/A	N/A	N/A	N/A	N/A

Servicer Advance	—	—	—	—	—	—	—

Total Available Funds after Servicer Advance	54,554,029.44	48,090,483.05	66,010,797.96	47,927,969.62	43,599,830.26	53,056,958.94

Reserve Account Draw Amount	—	—	—	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—	—	—	—
Payment Date Advance Reimbursement	—	—	—	—	—	—
Additional Payment Advances for current period	—	—	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—	—	—

RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58
Initial Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58

Beginning Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58
Plus: Net Investment Income for the Collection Period	45,717.44	48,366.36	49,011.03	52,998.10	54,187.16	58,751.82	463,937.57

Subtotal: Reserve Fund Available for Distribution	16,899,650.02	16,902,298.94	16,902,943.61	16,906,930.68	16,908,119.74	16,912,684.40	17,317,870.15
Plus: Deposit of Excess Available Funds	—	—	—	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—	—	—	—

Subtotal Reserve Account Balance	16,899,650.02	16,902,298.94	16,902,943.61	16,906,930.68	16,908,119.74	16,912,684.40	17,317,870.15
Less: Excess Reserve Account Funds to Transferor	45,717.44	48,366.36	49,011.03	52,998.10	54,187.16	58,751.82	463,937.57

Equals: Ending Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58

Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

Current Period Net Residual Losses:	Amounts	Amounts	Amounts	Amounts	Amounts	Amounts

Aggregate Securitization Value for Scheduled Terminated Units	8,588,666.30	15,384,633.64	27,009,405.08	18,274,380.26	18,723,907.92	26,211,979.56	118,341,104.23
Less: Sales Proceeds for Current Month Scheduled Terminations	(7,697,252.27)	(13,694,431.36)	(23,389,156.76)	(14,641,077.61)	(14,688,649.75)	(21,098,359.32)	(99,129,390.53)
Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations	(3,731.00)	(5,074.00)	(92,921.16)	(328,857.31)	(790,771.96)	(1,794,934.68)	(3,017,234.11)
Less: Excess Wear and Tear Received	(48,665.22)	(64,938.61)	(70,505.43)	(90,620.84)	(77,763.79)	(105,627.48)	(481,002.53)
Less: Excess Mileage Received	(131,909.74)	(155,620.15)	(145,541.09)	(209,052.53)	(169,074.84)	(198,738.61)	(1,095,900.49)

Current Period Net Residual Losses/(Gains)	707,108.07	1,464,569.52	3,311,280.64	3,004,771.97	2,997,647.58	3,014,319.47	14,617,576.57

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	117,879.32	824,987.39	2,289,556.91	5,600,837.55	8,605,609.52	11,603,257.10	—
Current Period Net Residual Losses	707,108.07	1,464,569.52	3,311,280.64	3,004,771.97	2,997,647.58	3,014,319.47	14,617,576.57

Ending Cumulative Net Residual Losses	824,987.39	2,289,556.91	5,600,837.55	8,605,609.52	11,603,257.10	14,617,576.57	14,617,576.57

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.05%	0.14%	0.33%	0.51%	0.69%	0.87%	0.87%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period	Collection Period	Collection Period Ended:
For the Annual Collection Period ended December 2005		July-05	August-05	September-05	October-05	November-05	December-05	TOTALS

POOL STATISTICS	Initial

Collateral Pool Balance Data
Aggregate Securitization Value	1,685,393,258	1,458,056,103	1,413,527,543	1,350,007,292	1,303,536,904	1,261,248,977	1,209,761,374
Number of Current Contracts	72,157	67,907	66,328	63,996	62,304	60,775	58,869
Weighted Average Lease Rate	3.59%	3.52%	3.51%	3.49%	3.49%	3.50%	3.53%
Average Remaining Term	27.48	20.21	19.61	18.95	18.39	17.81	17.24
Average Original Term	42.98	42.95	42.98	43.03	43.07	43.12	43.19
Monthly Prepayment Speed		90.24%	83.68%	89.51%	79.42%	72.41%	74.11%

		Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value

Pool Balance (Securitization Value) - Beginning of Period		1,506,871,970	1,458,056,103	1,413,527,543	1,350,007,292	1,303,536,904	1,261,248,977	1,685,393,259
Depreciation/Payments		(22,844,587)	(15,377,725)	(20,182,677)	(14,855,539)	(13,802,628)	(14,441,566)	(219,149,804)
Gross Credit Losses		(633,710)	(725,498)	(879,313)	(863,023)	(451,749)	(577,994)	(6,040,172)
Early Terminations		(15,436,475)	(11,615,904)	(13,141,850)	(10,295,947)	(9,309,642)	(10,256,063)	(123,795,393)
Scheduled Terminations		(8,588,666)	(15,384,634)	(27,009,405)	(18,274,380)	(18,723,908)	(26,211,980)	(118,341,104)
Repurchase/Reallocation		(1,312,429)	(1,424,799)	(2,307,005)	(2,181,498)	—	—	(8,305,412)

Pool Balance - End of Period		1,458,056,103	1,413,527,543	1,350,007,292	1,303,536,904	1,261,248,977	1,209,761,374	1,209,761,374

Delinquencies Aging Profile - End of Period Securitization Value
Current		1,442,000,833	1,397,613,257	1,333,196,344	1,287,476,092	1,244,509,084	1,192,884,466
31 - 90 Days Delinquent		14,113,695	13,993,149	14,533,234	13,754,502	13,936,086	13,813,078
90+ Days Delinquent		1,941,575	1,921,137	2,277,714	2,306,311	2,803,807	3,063,831

Total		1,458,056,103	1,413,527,543	1,350,007,292	1,303,536,904	1,261,248,977	1,209,761,374

Credit Losses:
Aggregate Securitization Value on charged-off units		633,710	725,498	879,313	863,023	451,749	577,994	6,040,172
Aggregate Liquidation Proceeds on charged-off units		(371,372)	(508,715)	(563,098)	(520,478)	(206,604)	(402,848)	(3,855,927)
Recoveries on charged-off units		(346)	(17,824)	(21,697)	(47,383)	(252)	(30,740)	(118,242)

Current Period Aggregate Net Credit Losses/(Gains)		261,992	198,959	294,518	295,161	244,893	144,407	2,066,003

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		626,072	888,064	1,087,023	1,381,542	1,676,703	1,921,596	—
Current Period Net Credit Losses		261,992	198,959	294,518	295,161	244,893	144,407	2,066,003

Ending Cumulative Net Credit Losses		888,064	1,087,023	1,381,542	1,676,703	1,921,596	2,066,003	2,066,003

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.05%	0.06%	0.08%	0.10%	0.11%	0.12%	0.12%